Vessels and Other Fixed Assets, Net (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Cost
Vessels and other fixed assets, net	$ 1,707,209	$ 1,757,552
Vessels and other fixed assets
Cost
Vessels	2,037,737	2,025,688
Other fixed assets	1,898	1,810
Total cost	2,039,635	2,027,498
Accumulated depreciation	$ (332,426)	$ (269,946)